UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2009

SYNVISTA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16043	13-3304550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 West Grand Avenue
Montvale, New Jersey 07645
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (201) 934-5000

___________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 24, 2009, Synvista Therapeutics, Inc., a Delaware corporation (“we,” “us” or the “Company”) entered into a Note Purchase Agreement (the “Agreement”) with the current holders (the “Series B Holders,” and, together with the Company, the “Parties”) of its Series B Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”).  Pursuant to the terms and subject to the conditions contained in the Agreement, we issued (the “Note Issuance”) to the Series B Holders senior secured promissory notes (the “Notes”) in the aggregate principal amount of $2,875,000 representing the amount of the dividend accrued under the Company’s Certificate of Incorporation for the benefit of the Series B Holders through December 31, 2008.  Each Note accrues interest at a rate of 1.25% per annum and the principal and interest on the Note are due and payable on or after February 24, 2012.

The Series B Holders have waived their rights to receive accruing dividends in cash during the term of the Notes, provided there is no event of default under the Notes and the Notes remain outstanding.  If the Notes are repaid pursuant to the terms of the Notes, and the Series B Preferred Stock remains outstanding at that time, the right of the Series B Holders to receive any future dividends in cash shall resume upon the maturity of the Notes.

Contemporaneously with the execution and delivery of the Agreement and the issuance by us to the Series B Holders of the Notes, the Parties executed (i) a Security Agreement (the “Security Agreement”), pursuant to which we agreed to provide to the Series B Holders a first priority security interest in certain Collateral (as this term is defined in the Security Agreement) to secure our obligations under the Agreement and the Notes, and (ii) an Intellectual Property Security Agreement (the “Intellectual Property Security Agreement”), pursuant to which we agreed to provide to the Series B Holders a first priority security interest in certain IP Collateral (as this term is defined in the Security Agreement) to secure our obligations under the Intellectual Property Security Agreement and the Notes.

The preceding descriptions of the Note Issuance and the agreements related thereto do not purport to be complete and are qualified in their entirety by reference to the agreements, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release announcing the Note Issuance and entry into the related agreements is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

(a), (b) and (c):  Not applicable.

(d)       On February 20, 2009, the Board of Directors of the Company unanimously voted to voluntarily delist its common stock, par value $0.01 per share (the “Common Stock”), from trading on the NYSE Alternext US LLC (the “NYSE Alternext”) and to voluntarily terminate the registration of its Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company has notified the NYSE Alternext of its intent to voluntarily delist its common stock from trading on the NYSE Alternext.  The Company has determined that it is necessary to take these steps in order to preserve the Company's limited remaining financial resources for the operation of the Company's business.

As previously announced on December 24, 2008, the Company is currently not in compliance with certain NYSE Alternext continued listing standards. The Company is not in compliance with Section 1003(a)(iii) of the NYSE Alternext Company Guide, due to its stockholders' equity of less than $6,000,000 and losses from continuing operations and net losses in its five most recent fiscal years.

The Company anticipates that it will file with the Securities and Exchange Commission (the “SEC”) a Form 25 relating to the delisting of its common stock from the NYSE Alternext on or about March 9, 2009, and that the delisting will be effective ten days thereafter.  Accordingly, the Company anticipates that the last day of trading of its securities on NYSE Alternext will be on or about March 18, 2009.  Following the delisting, the Company plans to file a Form 15 to deregister its common stock under the Exchange Act.  Upon the filing of the Form 15, the Company's obligation to file certain reports with the SEC, including Forms 10-K, 10-Q, and 8-K, will immediately be suspended.  The Company expects that the deregistration will become effective 90 days after the date of filing of the Form 15 with the SEC.

 The Company anticipates that following the delisting, its common stock may be quoted on the Pink Sheets, a centralized electronic quotation service for over-the-counter securities, so long as market makers demonstrate an interest in trading in the Company's stock.  However, the Company can give no assurance that trading in its stock will continue on the Pink Sheets or on any other securities exchange or quotation medium.  Accordingly, stockholders' ability to effectuate trades in the Company's common stock following the delisting is likely to be materially adversely impacted.

 A copy of the press release announcing the Company’s intention to delist its common stock from trading on the NYSE Alternext is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

 (a), (c), (d), (e) and (f): Not applicable.

 (b):      As part of the Company's reduction in workforce, Alex D’Amico, the Company’s Controller and Principal Accounting Officer, was laid off by the Company on February 24, 2009.  In connection with the layoff, Mr. D’Amico will receive a one-month severance payment of approximately $11,300 and one month of COBRA benefits.  Wendy A. Milici, the Company’s principal financial officer, has been acting as the Company's Principal Accounting Officer since Mr. D’Amico’s departure.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

 (a)       On February 20, 2009, the Board of Directors of the Company approved an amendment to the Company’s Certificate of Incorporation to increase the number of shares designated as Series B Preferred Stock from 12,500,000 shares to 14,600,000 shares in order to make such shares available for the payment to the Series B Holders of dividends on such shares of Series B Stock, pursuant to the terms of the Certificate of Incorporation.  A copy of the Certificate of Increase is attached hereto as Exhibit 3.1 and incorporated herein by reference.

 (b)       Not applicable.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits:

3.1	Certificate of Increase of Series B Preferred Stock dated February 24, 2009.

10.1	Note Purchase Agreement dated February 24, 2009.

10.2	Security Agreement dated February 24, 2009.

10.3	Intellectual Property Security Agreement dated February 24, 2009.

10.4	Form of Senior Secured Promissory Note relating to the Note Purchase Agreement.

99.1	Press Release dated February 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNVISTA THERAPEUTICS, INC.

Dated: February 26, 2009	/s/ Noah Berkowitz, M.D., Ph.D.
Noah Berkowitz, M.D., Ph.D.
President and Chief Executive Officer

 EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Increase of Series B Preferred Stock dated February 24, 2009.

10.1	Note Purchase Agreement dated February 24, 2009.

10.2	Security Agreement dated February 24, 2009.

10.3	Intellectual Property Security Agreement dated February 24, 2009.

10.4	Form of Senior Secured Promissory Note relating to the Note Purchase Agreement.

99.1	Press Release dated February 24, 2009.